Other commitments, contingent liabilities and contingent assets	12 Months Ended
Dec. 31, 2020
Disclosure of other commitments, contingent liabilities and contingent assets [abstract]
Disclosure of other commitments, contingent liabilities and contingent assets [text block]

23 Other commitments, contingent liabilities and contingent assets

Governmental production limitations

In periods with significantly reduced oil- and gas prices as a result of imbalances in the oil market, OPEC+ and governments across the world may announce unilateral production cuts. Equinor complies with revised production permits issued by the governments and may therefore from time to time have to limit the production compared to normal production capacity. As a consequence of the Covid-19 pandemic, such production cuts were issued during 2020, however these cuts have not had a significant impact on total production.

Contractual commitments

Equinor had contractual commitments of USD 5,849 million at 31 December 2020. The contractual commitments reflect Equinor's proportional share and mainly comprise construction and acquisition of property, plant and equipment as well as committed investments/funding or resources in equity accounted entities.

As a condition for being awarded oil and gas exploration and production licences, participants may be committed to drill a certain number of wells. At the end of 2020, Equinor was committed to participate in 26 wells, with an average ownership interest of approximately 37%. Equinor's share of estimated expenditures to drill these wells amounts to USD 323 million. Additional wells that Equinor may become committed to participating in depending on future discoveries in certain licences are not included in these numbers.

Other long-term commitments

Equinor has entered into various long-term agreements for pipeline transportation as well as terminal use, processing, storage and entry/exit capacity commitments and commitments related to specific purchase agreements. The agreements ensure the rights to the capacity or volumes in question, but also impose on Equinor the obligation to pay for the agreed-upon service or commodity, irrespective of actual use. The contracts' terms vary, with durations of up to 2044.

Take-or-pay contracts for the purchase of commodity quantities are only included in the table below if their contractually agreed pricing is of a nature that will or may deviate from the obtainable market prices for the commodity at the time of delivery.

Obligations payable by Equinor to entities accounted for in the Equinor group using the equity method are included in the table below with Equinor’s full proportionate share. For assets (such as pipelines) that are included in the Equinor accounts through joint operations or similar arrangements, and where consequently Equinor’s share of assets, liabilities, income and expenses (capacity costs) are reflected on a line-by-line basis in the Consolidated financial statements, the amounts in the table include the net commitment payable by Equinor (i.e. Equinor’s proportionate share of the commitment less Equinor's ownership share in the applicable entity).

The table below also includes USD 2,222 million as the non-lease components of lease agreements reflected in the accounts according to IFRS 16, as well as leases not yet commenced. Leases not commenced include two new rigs to be used on the NCS and an increased number of VLGC (very large gas carriers) supporting the growing LPG business. For commenced leases, please refer to note 22 Leases.

Nominal minimum other long-term commitments at 31 December 2020:

(in USD million)

2021	2,144
2022	2,057
2023	1,631
2024	1,296
2025	1,233
Thereafter	3,364

Total other long-term commitments	11,725

Guarantees

Equinor has guaranteed for its proportionate share of an associate’s long-term bank debt, payment obligations under contracts, and certain third-party obligations. The total amount guaranteed at year-end 2020 is USD 316 million. The book value of the guarantees is immaterial.

Contingent liabilities and contingent assets

Redetermination process for Agbami field

Through its ownership in OML 128 in Nigeria, Equinor is a party to an ownership interest redetermination process for the Agbami field, which will reduce Equinor’s ownership interest. A non-binding agreement for settlement of the redetermination was reached during the fourth quarter of 2018. The parties to the non-binding agreement have continued to work towards a final settlement and agreed-upon ownership percentage adjustment during 2020. These discussions are still ongoing. Equinor’s provision for the best estimate of the impact of the redetermination process as of year-end 2020 amounts to USD 872 million and is booked as Trade and other payables in the Consolidated balance sheet. The impact of the redetermination process on the Consolidated statement of income was immaterial in 2020.

Mineral rights dispute along the Missouri riverbank

Equinor produces minerals from wells in spacing units along the Missouri River in which ownership of the mineral rights associated with the near shore region up to the ordinary high-water mark is disputed. As operator of wells in those units, Equinor has a right to part of the proceeds, and a responsibility to distribute the remainder of the proceeds from the production to the owners of the mineral rights. As the riverbank has moved continuously over time, updated river-surveys have resulted in interest claims from several parties, including the State of North Dakota, the United States, and private parties. The ultimate resolution of these issues could result in a reduction of Equinor's interest in some units. Equinor's maximum exposure is estimated at USD 91 million. Equinor has provided for its best estimate in the matter.

Claim from Petrofac regarding multiple variation order requests performed in Algeria (In Salah)

Petrofac International (UAE) LLC (“PIUL”) was awarded the EPC Contract to execute the ISSF Project (the In Salah Southern Fields Project which has finalized the development of 4 gas fields in central Algeria). Following suspension of activity after the terrorist attack at another gas field in Algeria (In Amenas) in 2013, PIUL issued multiple Variation Order Requests (“VoRs”) related to the costs incurred for stand-by and remobilization costs after the evacuation of expatriates. Several VoRs have been paid, but the settlement of the remaining has been unsuccessful. PIUL initiated arbitration in August 2020 claiming an estimated amount of USD 533 million, of which Equinor holds a 31.85% share. Equinor's maximum exposure amounts to USD 163 million. Equinor has provided for its best estimate in the matter.

Withholding tax dispute regarding remittances from Brazil to Norway

Remittances made from Brazil for services are normally subject to withholding income tax. In 2012, Equinor subsidiaries in Brazil filed a lawsuit to avoid paying this tax on remittances made to Equinor ASA and Equinor Energy AS for services without transfer of technology based on the Double Tax Treaty Brazil has with Norway. The first level decision from 2013 was in Equinor's favour and since 2014 the withholding tax is not being paid. In 2017, a second level decision was rendered also in favour of Equinor, but this decision has been appealed. The trial session started in October 2020 and one vote was rendered in favour of Tax authorities’ argument. Two votes are still pending. Equinor's maximum exposure is estimated at approximately USD 111 million. Equinor is of the view that all applicable tax regulations have been applied in the case and that Equinor has a strong position. No amounts have consequently been provided for in the accounts.

Suit for an annulment of Petrobras’ sale of the interest in BM-S-8 to Equinor

In March 2017, an individual connected to the Union of Oil Workers of Sergipe (Sindipetro) filed a class action suit against Petrobras, Equinor, and ANP - the Brazilian Regulatory Agency - to seek annulment of Petrobras’ sale of the interest and operatorship in BM-S-8 to Equinor, which was closed in November 2016 after approval by the partners and authorities. There was also an injunction request aiming to suspend the assignment, which first was granted in April 2017 by a federal judge but has subsequently been lifted by the Federal Regional Court, and this request has now been finally dismissed by the courts. The annulment case is ready to be decided at the first instance level. At the end of 2020, the acquired interest remains in Equinor’s balance sheet as intangible assets of the Exploration & Production International (E&P International) segment. For further information about Equinor’s acquisitions and divestments in BM-S-8, reference is made to note 4 Acquisitions and disposals.

ICMS indirect tax (Imposto sobre Circulaçao de Mercadorias - Tax on the Circulation of Goods and Certain Services)

In Brazil, the State of Rio de Janeiro in 2015 published a law whereby crude oil extraction would be subject to a 18% ICMS indirect tax (Imposto sobre Circulaçao de Mercadorias - Tax on the Circulation of Goods and Certain Services). Equinor, in line with other affected peer companies, are of the opinion that this tax is unconstitutional, and have initiated legal processes concerning the matter in the legal system of the State of Rio de Janeiro, with favourable decisions so far. The Brazilian Industry Association also filed a suit with the Federal Supreme Court of Brazil challenging the law’s constitutionality. Equinor’s downside exposure in connection with this case is increasing with production from both the Peregrino field and the Roncador field, but due to the Covid-19 pandemic and maintenance work during 2020, the exposure is not materially changed during the year, and at year-end 2020, the accumulated exposure based on production carried out is estimated at approximately USD 647 million. No payment of the ICMS will become due until a court decision is rendered declaring this law to be constitutional. The timing of the final resolution of this matter cannot be ascertained with sufficient certainty, but the process may be expected to take a few years. Equinor is of the opinion that the group has a strong position in the case, and no amounts have consequently been provided for in the financial statements.

KKD oil sands partnership

Canadian tax authorities have issued a proposal of adjustment for 2014 for Equinor's Canadian subsidiary which was party to Equinor's divestment of 40% of the KKD Oil Sands partnership at that time. The proposal adjusts the partners' allocation between entities and assets involved. Maximum exposure is estimated to be approximately USD 396 million. The ongoing process of formal communication with the Canadian tax authorities, as well as any subsequent litigation that may become necessary, may take several years. No taxes will become payable until the matter has been finally settled. Equinor is of the view that all applicable tax regulations have been applied in the case and that Equinor has a strong position. No amounts have consequently been provided for in the financial statements.

Deviation notices and disputes with Norwegian tax authorities

In the fourth quarter of 2020, Equinor received a decision from the Norwegian tax authorities related to the capital structure of the subsidiary Equinor Service Center Belgium N.V. The decision concludes that the capital structure has to be based on the arm length’s principle and the decision covers the fiscal years 2012 to 2016. Maximum exposure is estimated to be approximately USD 188 million, for which Equinor has received a claim which will have to be settled. Equinor can appeal the decision and if Equinor’s view prevails, the tax payment will be refunded. It continues to be Equinor’s view that the group has a strong position, and at year-end 2020 no amounts have consequently been expensed in the financial statements.

Equinor has an ongoing dispute regarding the level of Research & Development cost to be allocated to the offshore tax regime. Based on a Norwegian supreme court ruling and Equinor’s subsequent correspondence with the Norwegian tax authorities in 2020, the maximum exposure in this matter is estimated to approximately USD 220 million. Equinor has provided for its best estimate in the matter.

The Oil Taxation Office has challenged the internal pricing of certain products of natural gas liquids sold from Equinor Energy AS to Equinor ASA in the years 2011-2019. This dispute is partially settled for some of the liquids, but for other liquids the dispute is ongoing. For one of the products, Equinor has filed a writ of summons to Oslo District Court related to the income years 2012-2014, and these proceedings are scheduled in March 2021. The total maximum exposure regarding the gas liquid matters is estimated to be approximately USD 100 million. Equinor has provided for its best estimate in the matter.

Price review arbitration

Some long-term gas sales agreements contain price review clauses, which in certain cases lead to claims subject to arbitration. The exposure related to price reviews has been reduced by approximately USD 1.3 billion due to settlements during 2020. The remaining exposure for gas delivered prior to year-end is immaterial. Price review related changes during 2020 represent an income of approximately USD 150 million before tax and USD 30 million after tax. The effects have been reflected in the Consolidated statement of income as revenues and income tax.

Dispute between the Federal Government of Nigeria and the Governments of Rivers, Bayelsa and Akwa Ibom States in Nigeria

In October 2018, the Supreme Court of Nigeria rendered a judgement in a dispute between the Federal Government of Nigeria and the Governments of Rivers, Bayelsa and Akwa Ibom States in favour of the latter. The Supreme Court judgement provides for potential retroactive adjustment of certain production sharing contracts in favour of the Federal Government, including OML 128 (Agbami). This case was withdrawn by the plaintiff in the second quarter of 2020 with no impact on Equinor’s financial statements.

Dispute with Brazilian tax authorities

Brazilian tax authorities issued a tax assessment in 2017 for Equinor’s Brazilian subsidiary which was party to Equinor’s divestment of 40% of the Peregrino field to Sinochem in 2011. The assessment denied Equinor’s allocation of the sale proceeds to the Dutch entity involved, resulting in a significantly higher assessed taxable gain and related taxes payable in Brazil. Equinor disagreed with the assessment and had the case brought forward to the Administrative Court in Brazil which decided the case in Equinor’s favour in second instance. Equinor has received confirmation that the decision is considered final and non-appealable. The final ruling did not have any impact on Equinor’s financial statements.

Other claims

During the normal course of its business, Equinor is involved in legal proceedings, and several other unresolved claims are currently outstanding. The ultimate liability or asset, in respect of such litigation and claims cannot be determined at this time. Equinor has provided in its Consolidated financial statements for probable liabilities related to litigation and claims based on its best estimate. Equinor does not expect that its financial position, results of operations or cash flows will be materially affected by the resolution of these legal proceedings. Equinor is actively pursuing the above disputes through the contractual and legal means available in each case, but the timing of the ultimate resolutions and related cash flows, if any, cannot at present be determined with sufficient reliability.

Provisions related to claims other than those related to income tax are reflected within note 20 Provisions and other liabilities. Uncertain income tax related liabilities are reflected as current tax payables or deferred tax liabilities as appropriate, while uncertain tax assets are reflected as current or deferred tax assets.